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                                                                    Exhibit 23.1
                                                                    ------------
                                                          (to the Form 10-K/A-2)



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated February 21, 1995 included in the annual report (Form 10-K) of Vitronics Corporation for the year ended December 31, 1994 to cover the consolidated financial statements and financial statements schedule included in Form 10-K/A-1 and Form 10-K/A-2 filed with the Securities and Exchange Commission as amendments to such annual report.

Coopers & Lybrand, L.L.P.

/s/ Coopers & Lybrand, L.L.P.

Manchester, New Hampshire
August 7, 1995